Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AMREP Corporation (the “Company”) on Form 10-Q for the period ended July 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 7, 2022

/s/ Adrienne M. Uleau
Adrienne M. Uleau
Vice President, Finance and Accounting
(Principal Financial Officer)

/s/ Christopher V. Vitale
Christopher V. Vitale
President and Chief Executive Officer
(Principal Executive Officer)